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                                                                   EXHIBIT 10.16

ConAgra                                                ConAgra, Inc.
Corporate Headquarters                                 Human Resources
                                                       One ConAgra Drive
                                                       Omaha, NE 68102-5001
                                                       Phone: (402) 595-4350


                                                       Gerald B. Vernon
                                                       Senior Vice President
                                                       Human Resources


                              July 11, 1997


Mr. Philip B. Fletcher
Chairman of the Board & CEO
ConAgra, Inc.
One ConAgra Drive
Omaha, NE 68102-5001


Dear Phil:

     This letter will constitute an amendment of the terms and conditions of the special long-term incentive established for you by letter dated July 15, 1993, as amended and restated by letter dated July 15, 1996 (the
"Incentive"). First, payment of the Incentive is currently conditioned on your remaining as Chief Executive Officer of ConAgra through May 31, 1998.
That provision is hereby amended so that the Incentive is conditioned on your remaining as an executive officer of ConAgra through May 31, 1998. Second, the Incentive currently provides for payment to you following receipt by ConAgra of its audited financial statements for the fiscal year ending May 31, 1998. That provision is hereby amended so that payment to you will be made on September 1, 1998.

     Subject to the amendments referenced above, all of the other terms and conditions of your Incentive are hereby ratified and affirmed. If you are in agreement with the amendments set forth above, please so indicate by signing below and returning an executed original of this letter to me for placement in the files of the Human Resources Committee of ConAgra's Board of Directors.

                                               Sincerely,

                                               /s/ Gerald B. Vernon
                                               --------------------------
                                               Gerald B. Vernon

Accepted and Agreed to this 15th day of July, 1997

/s/ Philip B. Fletcher
-----------------------------
Philip B. Fletcher